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                                                                    EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS




We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-2938) of Horizon Mental Health Management, Inc. of our report dated October 7, 1996, except as to Note 13, which is as of April 29, 1997, appearing on page F-1 of this Form 8-K.


PRICE WATERHOUSE LLP


Dallas, Texas
May 7, 1997